Exhibit 3e













                    ATLANTA GAS LIGHT COMPANY

                             BY-LAWS

                   AS AMENDED NOVEMBER 17, 1995

                             BY-LAWS

                    ATLANTA GAS LIGHT COMPANY


                            ARTICLE I.

                           SHAREHOLDERS

     SECTION 1. ANNUAL MEETING. The annual meeting of the Shareholders for the election of Directors and for the transaction of general business shall be held at the office of the Corporation in Atlanta, Georgia, except in cases in which the calls therefor designate some other place within the State of Georgia, on such date and at such time as may be fixed by resolution of the Board of Directors. Such annual meeting shall be general meetings, that is to say, open for the transaction of any business within the powers of the Corporation without special notice of such business, except in cases in which special notice is required by statute, by the Charter or by these By-Laws.

     SECTION 2. SPECIAL MEETINGS. At any time in the interval between annual meetings, special meetings of the Shareholders may be called by the Chairman of the Board of Directors, the President, the Board of Directors or the Executive Committee by vote at a meeting, by a majority of the Directors in writing without a meeting, or by the holders of not less than 50% of the shares of Common Stock then outstanding and entitled to vote. Special meetings of the Shareholders shall be held at the office of the Corporation in Atlanta, Georgia, except in cases in which the calls therefor designate some other place within the State of Georgia. Notice of a special meeting must include a description of the purpose or purposes for which the meeting is called.

     SECTION 3. NOTICE OF MEETING. Written or printed notice of every meeting of the Shareholders shall be given to each Shareholder entitled to vote at such meeting, not less than ten
(10) nor more than sixty (60) days before such meeting, by leaving the same with him or at his residence or usual place of business or by mailing it, postage prepaid, to him at his address as it appears upon the records of the Corporation on the record date for such meeting as provided in Section 3 of Article V of these By-Laws. In the event of the transfer of stock after the giving of such notice and prior to the holding of the meeting, it shall not be necessary to give notice of the meeting to the transferee. Notice of every special meeting shall state the place, day and hour of such meeting and the general nature of the business proposed to be transacted thereat. Failure to give notice of any annual meeting or any irregularity in such notice shall not affect the validity of such annual meeting or of any proceeding at such meeting (other than proceedings of which special notice is required by law, by the Charter or by the By-Laws). It shall not be requisite to the validity of any meeting of Shareholders that notice thereof, whether prescribed by law, by the Charter or by these By-Laws, shall have been given to any Shareholder who attends in person or by proxy, or to any Shareholder who, in writing executed and filed with the records of the meeting either before or after the holding thereof, waives such notice. No notice other than by verbal announcement need be given of any adjourned meetings of Shareholders.

     SECTION 4. QUORUM. At all meetings of Shareholders, a majority of the outstanding shares of capital stock entitled to vote, represented by Shareholders in person or by proxy, shall constitute a quorum for the transaction of business; but in the absence of a quorum the Shareholders present in person or by proxy at the time and place fixed by Section 1 of this Article I for an annual meeting, or designated in the notice of a special meeting, or at the time and place of any adjournment thereof, by majority vote may adjourn the meeting from time to time without notice other than by verbal announcement at the meeting, until a quorum shall attend. At any such adjourned meeting at which a quorum shall be present, any business may be transacted which might have been transacted at the original meeting.

     SECTION 5. VOTING AND PROXIES. Any Shareholder having the right to vote at any meeting shall be entitled to one vote for each share of stock held by him.

     Any Shareholder entitled to vote at any meeting may vote either in person or by proxy. Every proxy shall be in writing, subscribed by a Shareholder or his duly authorized attorney, and dated, but need not be sealed, witnessed or acknowledged.

     SECTION 6. LIST OF SHAREHOLDERS. A complete list of the Shareholders entitled to vote at the annual meeting of the Shareholders or at any special meeting of Shareholders, arranged in alphabetical order, with the mailing address of each according to the records of the Corporation and the number of voting shares held by each, shall be prepared by the Secretary or any Assistant Secretary and produced at any meeting of Shareholders upon the request of any Shareholder.

     SECTION 7. NOTICE OF ACTION. At any meeting of the Shareholders, only such business, including nomination of candidates for election to the Board of Directors, shall be conducted as shall have been brought before the meeting (i) by or at the direction of the Board of Directors or (ii) by any Shareholder of the Corporation who complies with the notice procedures set forth in this Section 7; provided, in each case, that such business proposed to be conducted is, under the law, an appropriate subject for shareholder action. For such business to be properly brought before a meeting by a Shareholder, the Shareholder must have given timely notice thereof in writing to the Secretary of the Corporation. To be timely, in the case of an annual meeting of Shareholders, a Shareholder's notice must be delivered to or mailed and received at the principal executive offices of the Corporation, in accordance with Securities and Exchange Commission Rule 14a-8(a)(3)(i), not less than 120 calendar days prior to the date of the Corporation's proxy statement released to Shareholders in connection with the previous year's annual meeting of Shareholders, except if no annual meeting of Shareholders was held in the previous year or if the date of the annual meeting of Shareholders has been changed by more than 30 calendar days from the date contemplated at the time of the previous year's proxy statement, the notice shall be received at the principal offices of the Corporation not less than the later of
(a) the date which is 150 calendar days prior to the date of the contemplated annual meeting and (b) the date which is 10 calendar days after the date of the first public announcement or other notification to Shareholders of the contemplated annual meeting.
In the case of special meetings of Shareholders, a Shareholder's notice must be delivered to or mailed and received at the principal executive offices of the Corporation, in accordance with Securities and Exchange Commission Rule 14a-8(a)(3)(i), not less than 120 calendar days prior to the date of the special meeting. A Shareholder's notice to the Secretary shall set forth as to each matter such Shareholder proposes to bring before the meeting (i) a brief description of the business desired to be brought before the meeting and the reasons for conducting the business at the meeting;
(ii) the name and address, as they appear on the Corporation's books, of the Shareholder proposing such business; (iii) the class and number of shares that are beneficially owned by such Shareholder; (iv) the dates upon which the Shareholder acquired such shares; (v) documentary support for any claim of beneficial ownership; (vi) any material interest of such Shareholder in such business; (vii) a statement in support of the matter and any other information required by said Rule 14a-8; and (viii) as to each person whom the Shareholder proposes to nominate for election or reelection as director all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended, and Rule 14a-11 thereunder (including such person's written consent to being named in the proxy statement as a nominee and to serving as a director if elected). The chairman of a Shareholders meeting may, if the facts warrant, determine and declare to the meeting that such business or nomination was not properly brought before the meeting in accordance with the provisions of this Section 7, and, if he should so determine, he shall so declare to the meeting, and any such business so determined to be not properly brought before the meeting shall not be transacted, or in the case of persons so nominated, not be eligible for election.


                           ARTICLE II.

                        BOARD OF DIRECTORS

     SECTION 1.  ELECTION AND POWERS.

          A. The business and property of the Corporation shall be conducted and managed by a Board of Directors, which shall consist of such number of Directors as shall be fixed from time to time exclusively pursuant to a resolution adopted by the Board of Directors. The members of the Board of Directors shall be elected by the Shareholders at their annual meeting, or at any meeting held in lieu thereof. Each Director shall hold office until the Annual Meeting of Shareholders held next after his election and until his successor shall have been duly chosen and qualified or until he shall have resigned or shall have been removed in the manner provided in Section 6 of this Article II.

          B. To be eligible to be a Director of the Company, a person must own at least 100 shares of the Common Stock of the Company.

          C. If any Director ceases to hold the position in his principal employment profession, trade, or calling that he or she held at the beginning of the current term for which he or she was elected a Director, such person shall not be eligible for re-election to the Board of Directors at the expiration of such current term unless the Board of Directors decides that such person should be eligible for re-election.

          D.   Any Director who

          (i)  was not a Director on September 30, 1965 and
          (ii) either (aa) attains his seventieth (70th) birthday or (bb) retires from or discontinues his employment with the Corporation, whichever first occurs,

shall thereafter, upon completion of the term for which he was elected a Director, cease to be an active Director; provided, however, anyone who, upon his retirement is Chairman of the Board or President of the Company may, notwithstanding the above provisions of this Section, continue to serve as an active Director until he attains his seventieth (70th) birthday, and thereafter until completion of the term for which he was elected a Director.

         E. Upon appointment by the Board of Directors, a Director who ceases to be an active Director because of age or retirement, or any other person who shall be so elected by the Board of Directors, shall become an Honorary Director for such term or terms as the Board of Directors may determine, but subject to removal from the position of Honorary Director at any time at the pleasure of the Board. Except for the regular November meeting of the Board of Directors, Honorary Directors will not be expected to attend meetings of the Board of Directors unless specially invited. The expenses of Honorary Directors in attending such November meeting or any other meeting of the Board of Directors to which they are specially invited will be reimbursed by the Company but they will not receive fees for attending such meetings. Honorary Directors may participate in an advisory capacity in all discussions and deliberations of the Board of Directors, but shall have no vote, at the meetings which they attend in accordance with the foregoing provisions. An Honorary Director shall not be included in any calculation of the number of active Directors authorized and serving under this Section 1.

     SECTION 2. MEETINGS. Regular meetings of the Board of Directors shall be held at such places within or without the State of Georgia and at such times as the Board of Directors by vote may from time to time determine and if so determined, no notice thereof need be given. Special meetings of the Board of Directors may be held at any time or place, either within or without the State of Georgia, whenever called by the Chairman of the Board of Directors, the President, the Board of Directors or the Executive Committee by vote at a meeting, or by a majority of the Directors in writing without a meeting, notice thereof being given to each Director at least two days before the meeting by delivering the same to him personally or by sending the same to him by telegraph or by leaving the same at his residence or usual place of business or, in the alternative, upon three days notice by mailing same to him at his last known mailing address according to the records of the Corporation. It shall not be requisite to the validity of any meetings of the Board of Directors that notice thereof shall have been given to any Director who attends, or to any Director who, in writing executed and filed with the records of the meeting either before or after the holding thereof, waives such notice. No notice of adjourned meetings of the Board of Directors need be given. All regular and special meetings of the Board of Directors shall be general meetings open for the transaction of any business within the powers of the Corporation without special notice of such business, except in cases in which special notice is required by law, by the Charter, by these By-Laws or by the call of such meeting.

     SECTION 3. QUORUM. At all meetings of the Board of Directors, a majority of the total number of the Directors shall constitute a quorum for the transaction of business, except in cases where it is by law, by the Charter or by the By-Laws otherwise provided, a majority of such quorum shall decide any questions that may come before the meeting. In the absence of a quorum, the Directors present by majority vote may adjourn the meeting from time to time without notice other than by verbal announcement at the meeting until a quorum shall attend. At any such adjourned meeting at which a quorum shall be present, any business may be transacted which might have been transacted at the meeting as originally notified.

     SECTION 4. VACANCIES. The Board of Directors at any time may create vacancies in the Board of Directors by increasing the number of Directors from the number elected by the Shareholders to any number not more than fifteen (15). Vacancies occurring in the Board of Directors, through death, resignation, increase in the number of Directors or any cause other than removal by the Shareholders, may be filled by the vote of a majority of the remaining Directors.

     SECTION 5. COMPENSATION. The Directors may be compensated for their services on an annual basis and/or they may receive a fixed sum for attendance at each regular or special meeting and every adjournment thereof; such compensation or fixed sum to be fixed from time to time by resolution of the Board of Directors. The Directors shall be reimbursed for all reasonable traveling expenses incurred in attending meetings. Nothing in this Section shall preclude a Director from serving the Corporation in any other capacity and receiving compensation therefor.

     SECTION 6. REMOVAL. At any meeting of the Shareholders called for the purpose, any Director may, by vote of the Shareholders entitled to cast a majority in number of all the votes, be removed from office, with or without cause, and another be appointed in the place of the person so removed, to serve for the remainder of his term.

     SECTION 7.  INDEMNIFICATION OF DIRECTORS AND OFFICERS;
 INSURANCE.

          A. This Corporation shall indemnify any Director made a party to a proceeding because he is or was a Director or who, while a Director, is or was serving at the Corporation's request as a director, officer, partner, trustee, employee, or agent of another foreign or domestic corporation, partnership, joint venture, trust, employee benefit plan or other enterprise, against reasonable expenses and liability, as defined in Official Code of Georgia Annotated Section 14-2-850, as it may from time to time be amended, incurred by such Director in any threatened, pending or completed proceeding, whether civil, criminal, administrative or investigative, and whether formal or informal, and shall advance expenses upon receipt from such Director of the written affirmation and repayment promise required by Section 14-2-856 of the Official Code of Georgia Annotated or successor provisions; provided, however, that the Corporation shall not indemnify any Director for any liability or expenses incurred by such Director
 (i) for any appropriation, in violation of his duties, of any business opportunity of the Corporation; (ii) for any acts or omissions which involve intentional misconduct or a knowing violation of law; (iii) for the types of liability set forth in
 Section 14-2-832 of the Official Code of Georgia Annotated or successor provisions; or (iv) for any transaction from which the Director derives an improper personal benefit.

          B. This Corporation shall indemnify any Officer made a party to a proceeding because he is or was an Officer or who, while an Officer, is or was serving at the Corporation's request as a director, officer, partner, trustee, employee, or agent of another foreign or domestic corporation, partnership, joint venture, trust, employee benefit plan or other enterprise, against reasonable expenses and liability, as defined in Official Code of Georgia Annotated Section 14-2-850, as it may from time to time be amended, incurred by such Officer in any threatened, pending or completed proceeding, whether civil, criminal, administrative or investigative, and whether formal or informal, and shall advance expenses to the same extent, and subject to the same conditions, as are provided in Subsection A of this Section with respect to Directors.

          C. The indemnification under Subsection A of this Section (unless ordered by a court) shall be effective only when a determination of eligibility under Subsection A is made:

          (i) By the Board of Directors by majority vote of a quorum consisting of Directors not at the time parties to the proceeding;

          (ii) If a quorum cannot be obtained under subparagraph
      (i) of this subsection, by majority vote of a committee duly designated by the Board of Directors (in which designation Directors who are parties may participate), consisting solely of two or more Directors not at the time parties to the proceeding;

          (iii)  By special legal counsel:

                 (a) Selected by the Board of Directors or its committee in the manner prescribed in subparagraph (i) or (ii) of this subsection; or

                 (b) If a quorum of the Board of Directors cannot be obtained under subparagraph (i) of this subsection and a committee cannot be designated under subparagraph
           (ii) of this subsection, selected by majority vote of the full Board of Directors (in which selection Directors who are parties may participate); or

          (iv) By the shareholders, but shares owned by or voted under the control of Directors who are at the time parties to the proceeding may not be voted on the determination.

          D. Expenses incurred in defending a civil or criminal action, suit or proceeding may be paid by the Corporation in advance of the final disposition of such action, suit or proceeding on receipt of a written affirmation of the person seeking such advance of his good faith belief that he has met the standard of conduct set forth in Section 14-2-856(b) of the Official Code of Georgia Annotated or successor provisions, and receipt of an undertaking by or on behalf of such person to repay any advances if it is ultimately determined that such person is not entitled to indemnification.

          E. The Corporation and its officers shall have the power to purchase and maintain insurance on behalf of an individual who is or was a director, officer, employee, or agent of the Corporation or who, while a director, officer, employee, or agent of the Corporation, is or was serving at the request of the Corporation as a director, officer, partner, trustee, employee, or agent of another foreign or domestic corporation, partnership, joint venture, trust, employee benefit plan, or other enterprise against liability asserted against or incurred by him in that capacity or arising from his status as a director, officer, employee, or agent, whether or not the Corporation would have the power to indemnify him against the same liability under the provisions of this section.

          F. If the Corporation indemnifies or advances expenses to a Director, otherwise than by action by the shareholders or by an insurance carrier pursuant to insurance maintained by the Corporation, the Corporation shall report the indemnification or advance in writing to the shareholders with or before the notice of the next annual shareholders' meeting.

          G. The rights to indemnification provided by this section shall apply to all proceedings described in Subsections A and B of this Section 7 with respect to actions or omissions of a Director or Officer that occur while this Section 7 is in effect, regardless of whether any provision of this Section 7 has been amended or repealed subsequent to such actions or omissions. All rights to indemnification under this Section shall be deemed to be a contract between the Corporation and each Director and Officer who serves or served in such capacity and shall not be diminished by any written agreement providing any such person with rights of indemnification, but shall be in addition to such rights.

          H. For purposes of this Section, references to the "Corporation" shall include, in addition to this Corporation, any merging or consolidating corporation (including any merging or consolidating corporation of a merging or consolidating corporation) absorbed in a merger or consolidation with this Corporation, so that any person who is or was a Director or Officer of such merging or consolidating corporation, or who is or was serving at the request of such merging or consolidating corporation as a Director or Officer of another corporation, partnership, joint venture, trust or other enterprise, shall stand in the same position under this Section with respect to this Corporation as he would if he had served this Corporation in the same capacity, provided that no indemnification under Subsections A and B of this Section permitted by this Subsection I shall be mandatory under this Subsection or any By-Law of this Corporation without the approval of such indemnification by the Board of Directors or the Shareholders of this Corporation in the manner provided in paragraphs (i) and (iii) of Subsection D of this Section.

          I. The indemnification and advancement of expenses provided by or granted pursuant to this Section shall continue as to a person who has ceased to be a Director or Officer and shall inure to the benefit of the heirs, executors and administrators of such a person.

          J. The indemnification and advancement of expenses provided by or granted pursuant to this Section is intended and shall be interpreted to provide indemnification and advancement of expenses to the full extent permitted by the Official Code of Georgia Annotated but shall not be deemed exclusive of any other rights, in respect of indemnification or otherwise, to which any Director or Officer may be entitled under any By-Law, agreement, vote of Shareholders or disinterested Directors or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office.


                          ARTICLE III.

                           COMMITTEES

     SECTION 1. EXECUTIVE COMMITTEE. The Board of Directors, by resolution adopted by a majority of the whole Board of Directors, may designate an Executive Committee of three or more Directors which designation shall include the Chairman of the Board of Directors and the President. Each Director of the Corporation who is not designated as a member of the Executive Committee is hereby designated as an alternate member of the Executive Committee, who may act in the place and stead of any absent member or members at any meeting of such Executive Committee in the event (a) a quorum of the Executive Committee is not present, and (b) the Chairman of the Board or, in his absence, the President, appoints such alternate member to act for that Meeting as a member the Executive Committee; and such alternate member shall serve only at the Meeting for which such appointment is made, but shall have at that Meeting all the powers of a regular member of the Executive Committee. During the intervals between the meetings of the Board of Directors, the Executive Committee shall have and may exercise all of the powers of the Board of Directors in the management of the business and affairs of the Corporation conferred by these By-Laws or otherwise, to the extent authorized by the resolution providing for such Executive Committee or by subsequent resolution adopted by a majority of the whole Board of Directors, in all cases in which specific directions shall not have been given by the Board of Directors. The Executive Committee shall keep full and fair accounts of its transactions. All action by the Executive Committee shall be reported to the Board of Directors at its meeting next succeeding such action, and shall be subject to revision and alteration by the Board of Directors; provided that no rights of third persons shall be affected by any such revision or alteration. Vacancies in the Executive Committee shall be filled by the Board of Directors.

     SECTION 2. MEETINGS OF EXECUTIVE COMMITTEE. Regular meetings of the Executive Committee shall be held at such places within or without the State of Georgia and at such times as the Executive Committee by vote may from time to time determine and if so determined no notice thereof need be given. Special meetings of the Executive Committee may be held at any time or place, either within or without the State of Georgia, whenever called by the Chairman of the Board of Directors, the President, the Board of Directors or the Executive Committee by vote at a meeting, or by two members of the Committee in writing without a meeting, notice thereof being given to each member of the Committee at least one day before the meeting, by delivering the same to him personally or by sending the same to him by telephone or telegraph or, in the alternative, upon two days notice by mailing same to him at his last known mailing address according to the records of the Corporation. It shall not be requisite to the validity of any meeting of the Executive Committee that notice thereof shall have been given to any member of the Committee who attends or to any member of the Committee who, in writing executed and filed with the records of the meeting either before or after the holding thereof, waives such notice. All regular and special meetings of the Executive Committee shall be general meetings open for the transaction of any business within its powers without special notice of such business, except in cases in which special notice is required by law, by the Charter, by these By-Laws or by the call of such meeting.

     SECTION 3. QUORUM OF EXECUTIVE COMMITTEE. At all meetings of the Executive Committee a majority of the total number of its members shall constitute a quorum for the transaction of business. Except in cases in which it is by law, by the Charter, by these By-Laws or by resolution of the Board of Directors otherwise provided, a majority of such quorum shall decide any questions that may come before the meeting. In the absence of a quorum, the members of the Committee present by majority vote may adjourn the meeting from time to time, without notice other than by verbal announcement at the meeting, until a quorum shall attend.

     SECTION 4. COMPENSATION OF EXECUTIVE COMMITTEE. Members of the Executive Committee may be compensated for their services on an annual basis and/or they may receive a fixed sum for attendance at each meeting of the Executive Committee and every adjournment thereof; such compensation or fixed sum to be fixed from time to time by resolution of the Board of Directors. The members of the Executive Committee shall be reimbursed for all reasonable traveling expenses incurred in attending meetings. Nothing in this Section shall preclude a member of the Executive Committee from serving the Corporation in any other capacity and receiving compensation therefor.

     SECTION 4A. HONORARY MEMBERS OF EXECUTIVE COMMITTEE. Upon appointment by the Board of Directors, a Director who ceases to be an active Director because of age or retirement, and who at that time has been a member of the Executive Committee for twelve or more years, shall become an Honorary Member of the Executive Committee for such term or terms as the Board of Directors may determine, but subject to removal from the position of Honorary Member of the Executive Committee at any time at the pleasure of the Board. Honorary Members of the Executive Committee shall receive the customary fees for attending regular meetings, and may participate in an advisory capacity in all discussions and deliberations of the Executive Committee, but shall have no vote. An Honorary Member of the Executive Committee shall not be included in any calculation of the number of active members of the Executive Committee authorized and serving under this ARTICLE III.

     SECTION 5.  AUDIT COMMITTEE.

          A. The Board of Directors, by resolution adopted by a majority of the whole Board of Directors, may designate an Audit Committee of four (4) or more outside Directors. The members of said Audit Committee shall serve at the pleasure of the Board of Directors or until their successor shall be duly designated. Each outside Director of the Corporation who is not designated as a member of the Audit Committee is hereby designated as an alternate member of the Audit Committee, who may act in the place and stead of any absent member or members at any such meeting of such Audit Committee in the event (a) a quorum of the Audit Committee is not present, and (b) the Chairman of the Board or, in his absence, the President, appoints such alternate member to act for that meeting as a member of the Audit Committee; and such alternate member shall serve only at the meeting for which such appointment is made but shall have at that meeting all the powers of a regular member of the Audit Committee. The Audit Committee shall consider the choice of the independent public accountants for the Corporation, shall review the planned scope of the audit and the results of their audits of the financial statements of the Corporation, their reports thereon and their recommendations with respect to accounting, internal controls and other matters, shall convey information to and from the Board and its independent public accountants and auditors, shall review the scope of the audits of the internal auditors and the results of their audits, and shall make their report to the Board of Directors or the Executive Committee, or to both. The Audit Committee shall keep full and fair accounts of its transactions. All action by the Audit Committee shall be reported to the Board of Directors at its meeting next succeeding such action, and shall be subject to revision and alteration by the Board of Directors; provided that no rights of third persons shall be affected by any such revision or alteration. Vacancies in the Audit Committee shall be filled by the Board of Directors.

          B. Regular meetings of the Audit Committee shall be held at such places within or without the State of Georgia and at such times as the Audit Committee by vote may from time to time determine and if so determined no notice thereof need be given. Special meetings of the Audit Committee may be held at any time or place, either within or without the State of Georgia, whenever called by the Chairman of the Board of Directors, the President, the Board of Directors or the Audit Committee by vote at a meeting, or by two members of the Committee in writing without a meeting, notice thereof being given to each member of the Committee at least one day before the meeting, by delivering the same to him personally or by sending the same to him by telephone or facsimile or, in the alternative, upon two days notice by mailing same to him at his last known mailing address according to the records of the Corporation. It shall not be requisite to the validity of any meeting of the Audit Committee that notice thereof shall have been given to any member of the Committee who attends or to any member of the Committee who, in writing executed and filed with the records of the meeting either before or after the holding thereof, waives such notice. All regular and special meetings of the Audit Committee shall be general meetings open for the transaction of any business within its powers without special notice of such business, except in cases in which special notice is required by law, by the Charter, by these By-Laws or by the call of such meeting.

          C. At all meetings of the Audit Committee a majority of the total number of its members shall constitute a quorum for the transaction of business. Except in cases in which it is by law, by the Charter, by these By-Laws or by resolution of the Board of Directors otherwise provided, a majority of such quorum shall decide any questions that may come before the meeting. In the absence of a quorum, the members of the Committee present by majority vote may adjourn the meeting from time to time, without notice other than by verbal announcement at the meeting, until a quorum shall attend.

          D. Members of the Audit Committee may be compensated for their services on an annual basis and/or they may receive a fixed sum for attendance at each meeting of the Audit Committee and every adjournment thereof; such compensation or fixed sum to be fixed from time to time by resolution of the Board of Directors. The members of the Audit Committee shall be reimbursed for all reasonable traveling expenses incurred in attending meetings. Nothing in this Section shall preclude a member of the Audit Committee from serving the Corporation in any other capacity and receiving compensation therefor.

     SECTION 6.  N0MINATING AND COMPENSATION COMMITTEE.

          A. The Board of Directors, by resolution adopted by a majority of the whole Board of Directors, may designate a Nominating and Compensation Committee of four (4) or more Directors. The members of said Nominating and Compensation Committee shall serve at the pleasure of the Board of Directors or until their successors shall be duly designated. Each Director of the Corporation who is not designated as a member of the Nominating and Compensation Committee is hereby designated as an alternate member of the Nominating and Compensation Committee, who may act in the place and stead of any absent member or members at any such meeting of such Nominating and Compensation Committee in the event (a) a quorum of the Nominating and Compensation Committee is not present, and (b) the Chairman of the Board or, in his absence, the President, appoints such alternate member to act for that meeting as a member of the Nominating and Compensation Committee; and such alternate member shall serve only at the meeting for which such appointment is made but shall have at that meeting all the powers of a regular member of the Nominating and Compensation Committee. The Nominating and Compensation Committee shall review the performance of the senior officers of the Corporation and will recommend to the Board of Directors the appropriate compensation level for these and the other officers of the Corporation; they shall review and recommend to the Board of Directors any changes in the various benefit programs of the

 Corporation; and shall review the level of fees paid and the manner in which fees are paid to the members of the Corporation's Board of Directors and shall make recommendations for adjustments as appropriate. The Nominating and Compensation Committee shall also identify and recommend to the Board of Directors the nominees for election to the Board. The Nominating and Compensation Committee shall keep full and fair accounts of its transactions. All action by the Nominating and Compensation Committee shall be reported to the Board of Directors at its meeting next succeeding such action, and shall be subject to revision and alteration by the Board of Directors; provided that no rights of third persons shall be affected by any such revision or alteration. Vacancies in the Nominating and Compensation Committee shall be filled by the Board of Directors.

          B. Regular meetings of the Nominating and Compensation Committee shall be held at such places within or without the State of Georgia and at such times as the Nominating and Compensation Committee by vote may from time to time determine and if so determined no notice thereof need be given. Special meetings of the Nominating and Compensation Committee may be held at any time or place, either within or without the State of Georgia, whenever called by the Chairman of the Board of Directors, the President, the Board of Directors or the Nominating and Compensation Committee by vote at a meeting, or by two members of the Committee in writing without a meeting, notice thereof being given to each member of the Committee at least one day before the meeting, by delivering the same to him personally or by sending the same to him by telephone or telegraph or, in the alternative, upon two days notice by mailing same to him at his last known mailing address according to the records of the Corporation. It shall not be requisite to the validity of any meeting of the Nominating and Compensation Committee that notice thereof shall have been given to any member of the Committee who attends or to any member of the Committee who, in writing executed and filed with the records of the meeting either before or after the holding thereof, waives such notice. All regular and special meetings of the Nominating and Compensation Committee shall be general meetings open for the transaction of any business within its powers without special notice of such business, except in cases in which special notice is required by law, by the Charter, by these By-Laws or by the call of such meeting.

          C. At all meetings of the Nominating and Compensation Committee a majority of the total number of its members shall constitute a quorum for the transaction of business. Except in cases in which it is by law, by the Charter, by these By-Laws or by resolution of the Board of Directors otherwise provided, a majority of such quorum shall decide any questions that may come before the meeting. In the absence of a quorum, the members of the Committee present by majority vote may adjourn the meeting from time to time, without notice other than by verbal announcement at the meeting, until a quorum shall attend.

          D.   Members of the Nominating and Compensation
 Committee may be compensated for their services on an annual basis and/or they may receive a fixed sum for attendance at each meeting of the Nominating and Compensation Committee and every adjournment thereof; such compensation or fixed sum to be fixed from time to time by resolution of the Board of Directors. The members of the Nominating and Compensation Committee shall be reimbursed for all reasonable traveling expenses incurred in attending meetings. Nothing in this Section shall preclude a member of the Nominating and Compensation Committee from serving the Corporation in any other capacity and receiving compensation therefor.

     SECTION 7.  LONG RANGE PLANNING COMMITTEE.

          A. The Board of Directors, by resolution adopted by a majority of the whole Board of Directors, may designate a Long Range Planning Committee of four (4) or more Directors. The members of said Long Range Planning Committee shall serve at the pleasure of the Board of Directors or until their successor shall be duly designated. Each Director of the Corporation who is not designated as a member of the Long Range Planning Committee is hereby designated as an alternate member of the Long Range Planning Committee, who may act in the place and stead of any absent member or members at any such meeting of such Long Range Planning Committee in the event (a) a quorum of the Long Range Planning Committee is not present, and (b) the Chairman of the Board or, in his absence, the President, appoints such alternate member to act for that meeting as a member of the Long Range Planning Committee; and such alternate member shall serve only at the meeting for which such appointment is made but shall have at that meeting all the powers of a regular member of the Long Range Planning Committee. The Long Range Planning Committee shall review plans for the growth and financial stability of the Corporation. In carrying out these duties, said Committee shall make periodic reviews of the annual budget of the Corporation, all financing plans, the Corporation's Employee Pension Plan (including investments of its funds) and investments in non-utility operations. The results of said reviews shall be reported to the Board of Directors. The Long Range Planning Committee shall keep full and fair accounts of its transactions. All action by the Long Range Planning Committee shall be reported to the Board of Directors at its meeting next succeeding such action, and shall be subject to revision and alteration by the Board of Directors; provided that no rights of third persons shall be affected by any such revision or alteration. Vacancies in the Long Range Planning Committee shall be filled by the Board of Directors.

          B. Regular meetings of the Long Range Planning Committee shall be held at such places within or without the State of Georgia and at such times as the Long Range Planning Committee by vote may from time to time determine, and if so determined, no notice thereof need be given. Special meetings of the Long Range Planning Committee may be held at any time or place, either within or without the State of Georgia, whenever called by the Chairman of the Board of Directors, the President, the Board of Directors or the Long Range Planning Committee by vote at a meeting, or by two members of the Committee in writing without a meeting, notice thereof being given to each member of the Committee at least one day before the meeting, by delivering the same to him personally or by sending the same to him by telephone or telegraph or, in the alternative, upon two days notice by mailing same to him at his last known mailing address according to the records of the Corporation. It shall not be requisite to the validity of any meeting of the Long Range Planning Committee that notice thereof shall have been given to any member of the Committee who attends or to any member of the Committee who, in writing executed and filed with the records of the meeting either before or after the holding thereof, waives such notice. All regular and special meetings of the Long Range Planning Committee shall be general meetings open for the transaction of any business within its powers without special notice of such business, except in cases in which special notice is required by law, by the Charter, by these By-Laws or by the call of such meeting.

          C. At all meetings of the Long Range Planning Committee a majority of the total number of its members shall constitute a quorum for the transaction of business. Except in cases in which it is by law, by the Charter, by these By-Laws or by resolution of the Board of Directors otherwise provided, a majority of such quorum shall decide any questions that may come before the meeting. In the absence of a quorum, the members of the Committee present by majority vote may adjourn the meeting from time to time, without notice other than by verbal announcement at the meeting, until a quorum shall attend.

          D. Members of the Long Range Planning Committee may be compensated for their services on an annual basis and/or they may receive a fixed sum for attendance at each meeting of the Long Range Planning Committee and every adjournment thereof; such compensation or fixed sum to be fixed from time to time by resolution of the Board of Directors. The members of the Long Range Planning Committee shall be reimbursed for all reasonable traveling expenses incurred in attending meetings. Nothing in this Section shall preclude a member of the Long Range Planning Committee from serving the Corporation in any other capacity and receiving compensation therefor.

     SECTION 8. OTHER COMMITTEES. The Board of Directors may by resolution designate such other standing or special committees as it deems desirable and discontinue the same at pleasure. Each such committee shall have such powers and perform such duties, not inconsistent with law, as may be assigned to it by the Board of Directors.

     Each of the Executive, Audit, Nominating and Compensation and Long Range Planning Committees shall be furnished a secretary to be chosen by each Committee from the employees of the Company.

                           ARTICLE IV.

                            OFFICERS

     SECTION 1. EXECUTIVE OFFICERS. The Executive Officers of the Corporation shall be a President, one or more Senior Vice Presidents, one or more Vice Presidents, a Secretary, a Treasurer, and a Controller. If the Board of Directors sees fit, it also may elect the Chairman of the Board of Directors and one or more Executive Vice Presidents as Executive Officers of the Corporation. In the event no Executive Vice President is so elected, the Board of Directors may, from time to time determine which, if any, of the Vice Presidents shall perform all or any part of the duties of an Executive Vice President in addition to his duties as Vice President. The Chairman of the Board of Directors and the Executive Officers shall be elected annually by the Board of Directors at its first meeting following the Annual Meeting of Shareholders and each such person shall hold office until the corresponding meeting of the Board of Directors in the next year and until his successor shall have been duly chosen and qualified or until he shall have resigned or shall have been removed in the manner provided in Section II of this Article IV. Any vacancy in any of the above offices may be filled for the unexpired portion of the term by the Board of Directors at any regular or special meeting.

     SECTION 2. CHAIRMAN OF THE BOARD OF DIRECTORS. The Chairman of the Board of Directors may be chosen from among the Directors of the Corporation and need not be an Executive Officer or employee of the Corporation. The Chairman shall preside at all meetings of the Shareholders, the Board of Directors, and the Executive Committee. He shall have the usual powers and duties incident to the office of the chairman of the board of directors of a corporation and such other powers and duties as from time to time may be assigned to him by the Board of Directors.

     SECTION 2.1. CHIEF EXECUTIVE OFFICER. The Board may designate as the Chief Executive Officer of the Corporation the President or any other officer of the Corporation including the Chairman if the Chairman is an Executive officer of the Corporation. The Chief Executive Officer of the Corporation shall have general and active management responsibility for the business of the Corporation and shall see that all orders and resolutions of the Board of Directors are carried into effect. Except where by law the signature of the President is required, the Chief Executive Officer shall have the same powers as the President to sign all authorized certificates, contracts, bonds, deeds, mortgages and other instruments. He shall have the usual powers and duties incident to the position of chief executive officer of a corporation and such other powers and duties as from time to time may be assigned by the Board of Directors. The Board of Directors may, or if it does not, the Chief Executive Officer may, from time to time designate an Executive Officer of the Corporation to assume and perform the duties and powers of the

 Chief Executive Officer during the absence or disability of the Chief Executive Officer.

     SECTION 3. PRESIDENT. The President shall have immediate supervision of the affairs of the Corporation and maintain a strict oversight over all its affairs and interests, and shall be the Chief Operating Officer of the Corporation. He may sign all authorized certificates, contracts, bonds, deeds, mortgages, and other instruments, except in cases in which the signing thereof shall have been expressly delegated to some other Officer or Agent of the Corporation. In the event there is no Chairman of the Board, the President shall also have all the powers and authority that the Chairman is given in the By-Laws or otherwise. During the absence or disability of the Chairman, the President shall preside at all meetings of the Shareholders, the Board of Directors and the Executive Committee. He shall have the usual powers and duties incident to the office of a president of a corporation and such other powers and duties as from time to time may be assigned to him by the Board of Directors. If the Board designates the President as the Chief Executive Officer of the Corporation, the President shall also have the powers and duties of the Chief Executive Officer.

     SECTION 4.  EXECUTIVE VICE PRESIDENTS, SENIOR VICE
 PRESIDENTS, AND VICE PRESIDENTS. The Executive Vice Presidents shall be senior in authority among the Vice Presidents. During the absence or disability of the President, the Board of Directors shall designate which of the Executive Vice Presidents shall exercise all the powers and discharge all of the duties of the President, provided, however, that if he is not a Director he shall not preside at any meetings of the Board of Directors or the Executive Committee, and each Vice President shall have such powers and duties as from time to time may be properly delegated to each of them by the President and such other powers and duties as from time to time may be assigned to each of them by the Board of Directors.

     SECTION 5. SECRETARY. The Secretary shall keep accurate minutes of all meetings of the Shareholders, the Board of Directors and the Executive Committee; he shall see that all notices of said meetings are given in accordance with the law, the Charter and these By-Laws; he shall be custodian of said minutes and of the corporate seal or seals of the Corporation; he shall see that the corporate seal, when required, is affixed to all authorized documents and when so affixed may attest the same; and, in general, he shall have the usual powers and duties incident to the office of a secretary of a corporation and such other powers and duties as from time to time may be assigned to him by the Board of Directors. During his absence or disability, an Assistant Secretary or a Secretary pro tempore shall exercise all his powers and discharge all his duties.

     SECTION 6.A.  TREASURER.

          The Treasurer shall have charge of and be responsible for all funds, securities, receipts and disbursements of the Corporation, and shall deposit or cause to be deposited, in the name of the Corporation, all moneys or other valuable effects in such banks, trust companies or other depositaries as shall from time to time be selected by the Board of Directors; he shall render to the President and to the Board of Directors, whenever requested, an account of the financial condition of the Corporation; and, in general, he shall perform all the duties incident to the office of a treasurer of a corporation and such other duties as may be assigned to him by the Board of Directors.

     SECTION 6.B. CONTROLLER.

          The Controller shall have charge of and be responsible for preparation of financial and management reports, budgeting, rate material, property accounting, taxes and such other duties as are commonly incident to the office of Controller. The Controller shall have such power and duties as from time to time may be properly delegated by the President and such other powers and duties as from time to time may be assigned by the Board of Directors.

     SECTION 7. ASSISTANT OFFICERS. The Board of Directors may elect one or more Assistant Vice Presidents, one or more Assistant Secretaries and one or more Assistant Treasurers. Each Assistant Vice President, each Assistant Secretary, and each Assistant Treasurer, if any, shall hold office for such period and shall have such authority and perform such duties as the President and the Board of Directors may prescribe.

     SECTION 8. SUBORDINATE OFFICERS. The Board of Directors may elect such subordinate officers as it may deem desirable. Each such officer shall hold office for such period, have such authority and perform such duties as the Board of Directors may prescribe. The Board of Directors may from time to time authorize any officer to appoint and remove subordinate officers and prescribe the powers and duties thereof. The Board of Directors may from time to time authorize the Chairman of the Board of Directors or the President to appoint any employee or officer of the Corporation (except the President, the Secretary or any Assistant Secretary elected by the Board of Directors) as an Assistant Secretary of the Corporation, to prescribe the powers, term, duties and salary, if any, of such Assistant Secretary, and to remove any Assistant Secretary thus appointed.

     SECTION 9. OFFICERS HOLDING TWO OR MORE OFFICES. Any two of the above mentioned offices, except those of President and Secretary or Assistant Secretary, may be held by the same person, but no officer shall execute, acknowledge or verify any instrument in more than one capacity if such instrument be required by statute, by the Charter or by these By-Laws to be executed, acknowledged or verified by any two or more officers.

     SECTION 10. COMPENSATION. The Board of Directors shall have power to fix the compensation of all officers of the Corporation. It may authorize any officer, upon whom the power of appointing subordinate officers may have been conferred, to fix the compensation of such subordinate officers.

     SECTION 11. REMOVAL. Any officer of the Corporation may be removed, with or without cause, by vote of a majority of the entire Board of Directors at a meeting called for that purpose, or (except in case of an officer elected by the Board of Directors) by the Executive Committee or by an officer upon whom such power of removal may have been conferred.


                           ARTICLE V.

                              STOCK

     SECTION 1. CERTIFICATES. Every Shareholder shall be entitled to a certificate or certificates of stock of the Corporation in form prescribed by the Board of Directors, duly numbered and sealed with the corporate seal of the Corporation, and setting forth the number and kind of shares represented thereby to which each Shareholder is entitled. Such certificates shall be signed by the President or Vice President and by the Secretary or an Assistant Secretary of the Corporation. The Board of Directors may also appoint one or more Transfer Agents and/or Registrars for its stock of any class or classes and may require stock certificates to be countersigned and/or registered by one or more of such Transfer Agents and/or Registrars. If certificates of capital stock of the Corporation are signed by a Transfer Agent and by a Registrar, the signature of the Officers of the Corporation and the seal of the Corporation thereon may be facsimiles, engraved or printed. Any provisions of these By-Laws with reference to the signing and sealing of stock certificates shall include, in cases above permitted, such facsimiles. In case any officer or officers who shall have signed, or whose facsimile signature or signatures shall have been used on, any such certificate or certificates, shall cease to be such officer or officers of the Corporation, whether because of death, resignation or otherwise, before such certificate or certificates shall have been delivered by the Corporation, such certificate or certificates may nevertheless be adopted by the Board of Directors of the Corporation and be issued and delivered as though the person or persons who signed such certificate or certificates or whose facsimile signature or signatures shall have been used thereon had not ceased to be such officer or officers of the Corporation.

     SECTION 2. TRANSFER OF SHARES. The Board of Directors shall have power and authority to make all such rules and regulations as it may deem expedient concerning the issue, transfer and registration of certificates of stock.

     SECTION 3. RECORD DATES. The Board of Directors is hereby authorized to fix the time, not exceeding seventy (70) days preceding the date of any meeting of Shareholders, or the date for payment of any dividend, or the date for the allotment of rights, or the date when any change, or conversion, or exchange of capital stock shall go into effect, during which the books of the Corporation shall be closed against transfer of stock. In lieu of providing for the closing of the books against transfers of stock as aforesaid, the Board of Directors shall have the authority to fix in advance a date, not exceeding seventy (70) days preceding
 (1) the date of any meeting of Shareholders, (2) the date for the payment of any dividend, (3) the date for the allotment of rights, or (4) the date when any change or conversion or exchange of capital stock shall go into effect, as a record date for the determination of the Shareholders entitled to notice of or to vote at any such meeting, or entitled to receive payment of any such dividend, or to any such allotment or rights, or to exercise the rights in respect of any such change, conversion or exchange of capital stock, and in such case such Shareholders and only such Shareholders, as shall be Shareholders of record on the date so fixed, shall be entitled to such notice of and to vote at such meeting, or to receive payment of such dividend, or to receive such allotment of rights, or to exercise such rights, as the case may be, notwithstanding any transfer of any stock on the books of the Corporation after any such record date fixed as aforesaid. In any case in which the Board of Directors does not provide for the closing of the books against transfer of stock as aforesaid, or fix a record date as aforesaid, the twentieth day preceding the date of the meeting of Shareholders, the dividend payment date or the date for the allotment of rights, shall be the record date for the determination of the Shareholders entitled to notice of and to vote at such meeting, or to receive such dividends or rights, as the case may be.

     SECTION 4. MUTILATED, LOST OR DESTROYED CERTIFICATES. In case of the loss, mutilation or destruction of any certificates of stock of the Corporation, a new or duplicate certificate may be issued in lieu thereof upon such terms and conditions as the Board of Directors shall prescribe.


                           ARTICLE VI.

                      DIVIDENDS AND FINANCE

     SECTION 1. DIVIDENDS. Subject to the provisions of the Charter, the Board of Directors may in its discretion declare what, if any, dividends shall be paid upon the stock of the Corporation, or upon any class of such stock. Except as otherwise provided by the Charter, dividends shall be payable upon such dates as the Board of Directors may designate. Before payment of any dividend there may be set aside out of any funds of the Corporation available for dividends such sum or sums as the Directors from time to time in their absolute discretion think proper as a reserve fund to meet contingencies, or for equalizing dividends, or for repairing or maintaining any property of the Corporation, or for such other purposes as the Directors shall think conducive to the interests of the Corporation, and the Directors may abolish any such reserve in the manner in which it was created.

     SECTION 2. CHECKS, DRAFTS, ETC. All checks, drafts, or orders for the payment of money, notes and other evidences of indebtedness, issued in the name of the Corporation, shall, unless otherwise provided by the Board of Directors, be signed by the Treasurer or an Assistant Treasurer and countersigned by an Executive Officer other than the Treasurer.

     SECTION 3. ANNUAL REPORTS. A report on the affairs of the Corporation shall be submitted at the annual meeting of the Shareholders. Such statement shall be prepared by such Executive Officer of the Corporation as may be designated by the Board of Directors. If no other Executive Officer is so designated, it shall be the duty of the President to prepare such statement.


                          ARTICLE VII.

                        SUNDRY PROVISIONS

     SECTION 1. SEAL. The corporate seal of the Corporation shall bear the name of the Corporation and the words "INCORPORATED FEBRUARY 16, 1856 - GEORGIA." If deemed advisable by the Board of Directors, a duplicate seal or duplicate seals may be provided and kept for the necessary purposes of the Corporation.

     SECTION 2. BOOKS AND RECORDS. The Board of Directors may determine from time to time whether and, if allowed, when and under what conditions and regulations the books and records of the Corporation, or any of them, shall be open to the inspection of Shareholders, and the rights of Shareholders in this respect are and shall be limited accordingly, except as otherwise provided by statute. Under no circumstances shall any Shareholder have the right to inspect any book or record or receive any statement for an illegal or improper purpose.

     SECTION 3. BONDS. The Board of Directors may require any officer, agent or employee of the Corporation to give a bond to the Corporation, conditioned upon the faithful discharge of his duties, with one or more sureties and in such amount as may be satisfactory to the Board of Directors.

     SECTION 4. VOTING UPON STOCK IN OTHER CORPORATIONS. Any stock in other corporations, which may from time to time be held by the Corporation, may be represented and voted at any meeting of Shareholders of such other corporations by the President or a Vice President of the Corporation or by proxy executed in the name of the Corporation by its President or a Vice President with the corporate seal affixed and attested by the Secretary or an Assistant Secretary.

     SECTION 5.  EXECUTION OF BONDS, DEBENTURES, EVIDENCES OF
 DEBT, CHECKS, DRAFTS AND OTHER OBLIGATIONS AND ORDERS FOR PAYMENT OF MONEY. The signatures of any officer or officers of this Corporation executing a corporate bond, debenture or other debt security of the Corporation or attesting the corporate seal thereon, or upon any interest coupons annexed to any such corporate bond, debenture or other debt security of the Corporation, and the corporate seal affixed to any such bond, debenture or other debt security of the Corporation, may be facsimiles, engraved or printed, provided that such bond, debenture or other debt security of the Corporation is authenticated or countersigned with the manual signature of an authorized officer of the corporate trustee designated by the indenture or other agreement under which said security is issued or by a transfer agent, or registered by a registrar, other than the Corporation itself or an employee of the corporation. In case any officer or officers whose signature or signatures, whether manual or facsimile, shall have been used on any corporate bond, debenture or other debt security shall cease to be an officer or officers of the Corporation for any reason before the same has been delivered by the Corporation, such bond, debenture or other debt security may nevertheless be issued and delivered as though the person or persons whose signatures were used thereon had not ceased to be such officer or officers. Checks, drafts and other orders for the payment of money by the Corporation may, if and as from time to time authorized by the Board of Directors, be signed with facsimile signatures.

     SECTION 6. AMENDMENTS. Except in cases in which a larger or different vote is required by law, these By-Laws may be altered or amended or repealed by the affirmative vote of a majority of the Directors of the Corporation at a regular or special meeting.

     SECTION 7. BUSINESS COMBINATIONS. All of the requirements of Sections 14-2-1131 to 1133, inclusive, of the Official Code of Georgia Annotated, as now in effect and as hereafter from time to time amended, shall be applicable to this Corporation and to any business combination approved or recommended by the Board of Directors after the date of the adoption of this By-Law.

                      ATLANTA GAS LIGHT COMPANY

                       EXECUTIVE COMMITTEE

                Rules for Holding and Conduct of
                 Meetings and Keeping of Records

                      Adopted April 2, 1948


 (1) Regular Meetings of the Executive Committee shall be held at such places, on such dates and at such times as such Committee may by resolution determine from time to time, and if so determined no notice thereof need be given.

 (2) Special Meetings of the Executive Committee may be held whenever called by the Chairman of the Committee or any two or more members of the Committee, by causing notice thereof to be given to each member of the Committee by the Secretary or an Assistant Secretary of the Committee, stating the date, time and place thereof, by mailing such notice to each member of the Committee at his residence or business address at least two days before the meeting or by delivering the same to him personally or by telephoning or telegraphing the same to him at his residence or business address at least one day before the meeting. It shall not be requisite to the validity of any meeting of the Committee that notice thereof shall have been given to any member who attends or to any member who, in writing, executed and filed with the records of the meeting, either before or after the holding thereof, waives such notice. Such Special Meetings shall be held at such places, on such dates and at such times as the notices thereof or waivers shall specify.

 (3) A majority of the members of the Executive Committee shall constitute a quorum for the transaction of business and may adjourn any meeting from time to time and the meeting may be held as adjourned without further notice. When a quorum is present at any meeting, the affirmative vote of a majority of the members present thereat shall decide any question brought before such meeting, except as otherwise provided by law, by the Charter, by resolution of the Board of Directors, or by the By-Laws of the Corporation.

 (4) The President of the Corporation shall be ex-officio Chairman of the Executive Committee and shall preside at meetings of the Committee. He may call meetings of the Committee whenever he deems it necessary. In the absence of the Chairman from any meeting of the Committee, a Temporary Chairman shall be chosen who shall perform his duties.

 (5) The Secretary of the Corporation shall be Secretary of the Executive Committee and shall record the proceedings of the meetings of the Executive Committee in books provided for that purpose. The Assistant Secretaries of the Corporation shall be Assistant Secretaries of the Executive Committee and, in the absence or disability of the Secretary, shall have the powers and duties of the Secretary of the Committee.

 (6) The foregoing rules and any amendments thereto may be amended, added to, altered or repealed in whole or in part at any meeting of the Executive Committee by the affirmative vote of a majority of all the members of the Committee.